Third Amendment
                           Dated as of December 20, 2000
                                         to
                  Amended and Restated Receivables Loan Agreement
                Amended and Restated Receivables Purchase Agreement
                    Amended and Restated Subordination Agreement
                       Amended and Restated Limited Guaranty
                         each Dated as of December 23, 1998


This Amendment (the "Amendment"), dated as of December 20, 2000, is entered intoamong BWA Receivables Corporation (the "Borrower"), BorgWarner Inc. ("BWI" and in its capacity as Collection Agent, the "Collection Agent"), BorgWarner Diversified Transmission Products Inc. ("DTP"), BorgWarner Air/Fluid Systems Inc. ("AFS"), BorgWarner Morse TEC Inc. ("TEC"), BorgWarner Transmission Systems Inc. ("TS"), BorgWarner TorqTransfer Systems Inc. ("TTS"), BorgWarner Turbo Systems Inc. ("Turbo"), BorgWarner Fuel Systems Inc. ("Fuel"), and BorgWarner Cooling Systems Inc. ("CSC"), Windmill Funding Corporation, a Delaware corporation ("Windmill"), ABN AMRO Bank N.V., as Windmill's program letter of credit provider (the "Program LOC Provider"), the Bank listed on the signature page hereof (the "Bank") and ABN AMRO Bank N.V., as agent for Windmill, the Program LOC Provider and the Banks (the "Agent").

     Reference is hereby made to (i) that certain Amended and Restated Receivables Loan Agreement, dated as of December 23, 1998 (as amended, supplemented or otherwise modified through the date hereof, the "Loan Agreement"), among the Borrower, the Collection Agent, Windmill, the Program LOC Provider, the Bank and the Agent, (ii) that certain Amended and Restated Receivables Purchase Agreement, dated as of December 23, 1998 (as amended, supplemented or otherwise modified through the date hereof, the "Purchase Agreement"), among DTP, AFS, TEC, TS, TTS, Turbo, Fuel, Cooling and the Borrower, (iii) that certain Amended and Restated Limited Guaranty, dated as of December 23, 1998 (as amended, supplemented or otherwise modified through the date hereof, the "Guaranty"), by BWI, DTP, AFS, TEC, TS, TTS, Turbo, Fuel and Cooling in favor of the Borrower and (iv) that certain Amended and Restated Subordination Agreement, dated as of December 23, 1998 (as amended, supplemented or otherwise modified through the date hereof, the "Subordination Agreement"), among DTP, AFS, TEC, TS, TTS, Turbo, Fuel, Cooling, the Borrower and Agent (each of the Loan Agreement, Purchase Agreement, Guaranty and Subordination Agreement being referred to herein individually as an "Amended Agreement" and collectively as the "Amended Agreements"). Terms used herein and not otherwise defined herein which are defined in each Amended Agreement or the other Transaction Documents (as defined in the Loan Agreement) shall have the same meaning herein as defined therein.

     For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Amendments to Loan Agreement. Subject to the following terms and conditions, including without limitation the conditions precedent set forth in
Section 5, upon execution by the parties hereto in the space provided for that purpose below, the Loan Agreement shall be, and it hereby is, amended as follows:

(a) The date December 20, 2000 appearing in clause (iv) of the defined term "Bank Termination Date" appearing in Section 1.1 of the Loan Agreement is deleted and replaced with the date "December 19, 2001".

(b) The defined term "Designated Financial Officer" appearing in Section 1.1 to the Loan Agreement is hereby deleted and replaced with the following:
"Designated Financial Officer" shall mean, with respect to any Person, an officer of such Person.

(c) The defined term "Dilution Reserve Percentage" appearing in Section 1.1 to the Loan Agreement is hereby deleted and replaced with the following:
"Dilution Reserve Percentage" shall mean, at any time, three times the average Dilution Ratio for the calendar month covered by the most recent Periodic Report delivered by the Borrower hereunder and for the two calendar months immediately preceding such calendar month.

(d) The defined term "Originator" appearing in Section 1.1 of the Loan Agreement is amended in its entirety to be and to read as follows: "Originator" shall mean each of the following Delaware corporations: BorgWarner Diversified Transmission Products Inc.; BorgWarner Air/Fluid Systems Inc.; BorgWarner Morse TEC Inc.; BorgWarner Transmission Systems Inc.; BorgWarner TorqTransfer Systems Inc.; BorgWarner Turbo Systems Inc.; BorgWarner Fuel Systems Inc. and BorgWarner Cooling Systems Inc.

(e) The date "December 20, 2000" appearing in clause (c) of the defined term "Program LOC Provider Termination Date" appearing in Section 1.1 of the Loan Agreement is deleted and replaced with the date "December 19, 2001".

(f) Exhibit C, Exhibit G and Exhibit H to the Loan Agreement are each amended in their entirety to be and to read as set forth on Annex I hereto.

Section 2.     Amendments to Purchase Agreement.
Subject to the following terms
and conditions, including without limitation the conditions precedent set forth in Section 5, upon execution by the parties hereto in the space provided for that purpose below, the Purchase Agreement shall be, and it hereby is, amended as follows:

(a) The first paragraph of the Purchase Agreement is amended in its entirety to be and to read as follows:

"Amended and Restated Receivables Purchase Agreement (this "Agreement"), dated as of December 23, 1998, by and among BorgWarner Diversified Transmission Products Inc. ("DTP"), BorgWarner Air/Fluid Systems Inc. ("AFS"), BorgWarner Morse TEC Inc. ("TEC"), BorgWarner Transmission Systems Inc. ("TS"), BorgWarner TorqTransfer Systems Inc. ("TTS"), BorgWarner Turbo Systems Inc. ("Turbo"), BorgWarner Fuel Systems Inc. ("Fuel") and BorgWarner Cooling Systems Inc. ("CSC" and collectively with DTP, AFS, TEC, TTS, TS, Turbo, and Fuel, the "Sellers") and BWA Receivables Corporation (the "Purchaser")."

(b) Exhibit D and Exhibit E to the Purchase Agreement are each amended in their entirety to be and to read as set forth on Annex II hereto.

Section 3. Amendment to Guaranty. Subject to the following terms and conditions, including without limitation the conditions precedent set forth in
Section 5, upon execution of the parties hereto in the space provided for that purpose below, the Guaranty shall be, and it hereby is, amended by amending in its entirety the first paragraph of the Guaranty to be and to read as follows:

"Amended and Restated Limited Guaranty (this "Guaranty"), dated as of December 23, 1998, made by BorgWarner Inc. ("BWI"), BorgWarner Diversified Transmission Products Inc. ("DTP"), BorgWarner Air/Fluid Systems Inc. ("AFS"), BorgWarner Morse TEC Inc. ("TEC"), BorgWarner Transmission Systems Inc. ("TS"), BorgWarner TorqTransfer Systems Inc. ("TTS"), BorgWarner Turbo Systems Inc. ("Turbo"), BorgWarner Fuel Systems Inc. ("Fuel") and BorgWarner Cooling Systems Inc. ("CSC" and collectively with DTP, AFS, TEC, TS, Turbo, and Fuel the "Originators" and collectively with BWI, DTP, AFS, TEC, TTS, TS, Turbo, and Fuel the "Guarantors"), in favor of BWA Receivables Corporation (the "Beneficiary")."

Section 4. Amendment to Subordination Agreement. Subject to the following terms and conditions, including without limitation the conditions precedent set forth in Section 5, upon execution by the parties hereto in the space provided for that purpose below, the Subordination Agreement shall be, and it hereby is, amended by amending in its entirety the first paragraph of the Subordination Agreement to be and to read as follows:

"Amended and Restated Subordination Agreement (this "Subordination Agreement"), dated as of December 23, 1998, by and among BorgWarner Inc. ("BWC"), BorgWarner Diversified Transmission Products Inc. ("DTP"), BorgWarner Air/Fluid Systems Inc. ("AFS"), BorgWarner Morse TEC Inc. ("TEC"), BorgWarner Transmission Systems Inc. ("TS"), BorgWarner TorqTransfer Systems Inc. ("TTS"), BorgWarner Turbo Systems Inc. ("Turbo"), BorgWarner Fuel Systems Inc. ("Fuel") and BorgWarner Cooling Systems Inc. ("CSC" and collectively with DTP, AFS, TEC, TS, TTS, Turbo, and Fuel the "Subordinated Creditors"), BWA Receivables Corporation (the "Borrower"), and ABN AMRO Bank N.V., as agent for the Lenders (as defined below) (in such capacity, the "Agent"), for the benefit of the Agent and the Lenders (the Agent and the Lenders being collectively referred to herein as the "Senior Creditors")."

Section 5. The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

(a) Each of the parties hereto shall have accepted this Amendment in the spaces provided for that purpose below.

(b) All other legal matters incident to the execution and delivery hereof and to the transactions contemplated hereby shall be satisfactory to the Agent.

Section 6. Each Amended Agreement, as amended and supplemented hereby or as contemplated herein, and all rights and powers created thereby and thereunder or under the other Transaction Documents and all other documents executed in connection therewith, are in all respects ratified and confirmed. From and after the date hereof, each Amended Agreement shall be amended and supplemented as herein provided, and, except as so amended and supplemented, each Amended Agreement, each of the other Transaction Documents and all other documents executed in connection therewith shall remain in full force and effect.

Section 7. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but both or all of which, when taken together, shall constitute but one instrument.

Section 8. This Amendment shall be governed and construed in accordance with the internal laws of the State of Illinois.

[Signature Pages to Follow]
In Witness Whereof, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

ABN AMRO Bank N.V., as the Agent, as a Bank and as the Program LOC Provider
By:
Title:
By:
Title:

Windmill Funding Corporation
By:
Title:

BWA Receivables Corporation
By:
     Title:

BorgWarner Inc.
     By:
     Title:

BorgWarner Diversified Transmission Products Inc.
     By:
     Title:

BorgWarner Air/Fluid Systems Inc.
     By:
     Title:

BorgWarner Morse TEC Inc.
     By:
     Title:

BorgWarner Transmission Systems Inc.
     By:
     Title:

BorgWarner TorqTransfer Systems Inc.
     By:
     Title:

BorgWarner Turbo Systems Inc.
     By:
     Title:

BorgWarner Fuel Systems Inc.
     By:
     Title:

BorgWarner Cooling Systems Inc.
     By:
     Title:

ANNEX I
TO
EXHIBIT C
TO
RECEIVABLES LOAN AGREEMENT
LOCKBOXES AND LOCKBOX BANKS

BORG-WARNER CORPORATION
MELLON, WACHOVIA, COMERICA & BANK OF AMERICA ILLINOIS
COLLECTION ACCOUNTS

WACHOVIA COLLECTION ACCOUNTS

ACCOUNT TITLE            ACCOUNT NUMBER LOCKBOX ADDRESS

BorgWarner Morse TEC Inc.     17-522-905     P.O. Box 920051
                                         Atlanta, GA  30392

BorgWarner Turbo Systems Inc. 12-597-105     P.O. Box 101881
                                         Atlanta, GA  30392-1811

BorgWarner Cooling Systems Inc.12-668-946    P.O. Box 101969
                                             Atlanta, GA  30392-1969

BorgWarner Turbo Systems Inc. 12-669-221     P.O. Box 101987
                                   Atlanta, GA  30392-1987

BorgWarner Fuel Systems Inc.  12-669-474     P.O. Box 101974
                                             Atlanta, GA  30392-1974

BorgWarner Air/Fluid Sys Inc. 17-522-927     P.O. Box 920056
                                             Atlanta, GA  30392

BorgWarner TorqTransfer Sys Inc.17-522-916   P.O. Box 920053
                                             Atlanta, GA  30392
                             MELLON COLLECTION ACCOUNTS

ACCOUNT TITLE            ACCOUNT NUMBER LOCKBOX ADDRESS

BorgWarner Air/Fluid Sys Inc.      102-9075  P.O. Box 371184M
                                             Pittsburgh, PA 15251-7184

BorgWarner Transmission Sys Inc.   102-8582  P.O. Box 371201M
                                             Pittsburgh, PA 15251-7201

BorgWarner Transmission Sys Inc.   094-1521  P.O. Box360416M
                                             Pittsburgh, PA 15251-6416

BorgWarner Diversified             102-9163  P.O. Box 360937M
Transmission Products Inc.                   Pittsburgh, PA 15251-6937

BorgWarner TorqTransfer Sys Inc.   102-9032  P.O. Box 371131M
                                             Pittsburgh, PA 15251-7131

BorgWarner Cooling Systems Inc.    030-7088  P.O. Box AT40134
                                             Atlanta, GA  31192-0134

BorgWarner TorqTransfer Sys Inc.   058-7171  P.O. Box 10023
                                   Palatine, IL 60055-0023

                            COMERICA COLLECTION ACCOUNTS

ACCOUNT TITLE            ACCOUNT NUMBER LOCKBOX ADDRESS

BorgWarner Air/Fluid Sys Inc. 01850-688969   P.O. Box 64068
                                             Detroit, MI  48264

BorgWarner Air/Fluid Sys Inc. 01850-688977   P.O. Box 64039
                                             Detroit, MI  48264





                    BANK OF AMERICA ILLINOIS COLLECTION ACCOUNTS

ACCOUNT TITLE            ACCOUNT NUMBER LOCKBOX ADDRESS

BorgWarner TorqTransfer Sys Inc.        8188000386          P.O. Box 98260
                                        Chicago, IL  60693-8260




EXHIBIT G

TO

RECEIVABLES LOAN AGREEMENT

ADDRESSES OF BORROWER AND ORIGINATOR


LIST OF PRINCIPAL PLACES OF BUSINESS AND LOCATION OF RECORDS

BorgWarner Inc.
(Headquarters)
200 South Michigan Avenue
Chicago, Illinois 60604
A/R Records: N/A

-----------------------------
BorgWarner Diversified Transmission Products Inc.
(Executive Office):
6690 18 _ Mile Road
Sterling Heights, MI 48314
A/R Records: N/A

(Operating Division) Muncie, Indiana
               5401 Kilgore Avenue
               Muncie, IN 47304
A/R Records: Muncie, Indiana (see address above)

------------------------
BorgWarner Air/Fluid Systems Inc.
(Executive Office):
11955 East Nine Mile Road
Warren, MI 48089
A/R Records: N/A

(Operating Division) Dixon, Illinois
               1350 Franklin Road
               Dixon, Illinois 61021
A/R Records: Dixon, Illinois (see address above)


(Operating Division) Water Valley, Mississippi
               State Highway 32
               Water Valley, Mississippi 38965
A/R Records: Water Valley, Mississippi (see address above)

(Operating Division) Sallisaw, Oklahoma
               1300 South Opdyke
               Sallisaw, Oklahoma 74955
A/R Records: Sallisaw, Oklahoma (see address above)

---------------------
BorgWarner TorqTransfer Systems Inc.
(Executive Office):
6690 18 _ Mile Road
Sterling Heights, Michigan 48314
A/R Records: N/A

(Operating Division) Seneca, South Carolina
               15545 Wells Highway
               Seneca, South Carolina 29678
A/R Records: Seneca, South Carolina (see address above)

(Operating Division) Longview, Texas
               Rt. 3 Box 168
               Highway 349
               Longview, Texas 75603
A/R Records: Longview, Texas (see address above)

----------------------
BorgWarner Morse TEC Inc.
(Executive Office):
800 Warren Road
Ithaca, NY 14850
A/R Records: N/A

Sales Office
301 W. Big Beaver Road
Troy, MI 48084
A/R Records: N/A

(Operating Division) Ithaca, New York
               800 Warren Road
               Ithaca, New York 14850
A/R Records: Ithaca, New York (see address above)

----------------------
BorgWarner Transmission Systems Inc.
(Executive Office):
11 South Eisenhower Lane
Lombard, IL 60148
A/R Records: N/A

Advanced Technology Center
11 South Eisenhower Lane
Lombard, IL 60148
A/R Records: N/A

North American Sales Office
301 W. Big Beaver Road
Troy, MI 48084
A/R Records: N/A

(Operating Division):Bellwood, Illinois
               700 25th Avenue
               Bellwood, Illinois 60104
A/R Records: Bellwood, Illinois (see address above)

(Operating Division):Frankfort, Illinois
               300 South Maple Street
               Frankfort, Illinois 60423
A/R Records: Frankfort, Illinois (see address above)

(Operating Division): Coldwater, Michigan
               575 Race Street
               Coldwater, Michigan 49036
A/R Records: Coldwater, Michigan (see address above)

----------------------------------

BorgWarner Fuel Systems Inc.
(Executive Office and Warehouse):
600 3 Mile Road, N.W.
Grand Rapids, MI 49544
A/R Records: N/A
(Operating Division) Walker, Michigan
               1988 Alpine Ave.
               Grand Rapids, Michigan 49544
A/R Records Walker, Michigan: (see address above)

(Operating Division) White Pigeon, Michigan
               600 South Miller Avenue
               White Pigeon, Michigan 49099
A/R Records White Pigeon, Michigan: (see address above)

(Operating Division) Buffalo, New York
               3774 Lake Shore Road
               Buffalo, New York 14219
A/R Records Buffalo, New York: (see address above)

(Operating Division) Charlotte, North Carolina
               5019 Hovis Road
               Charlotte, North Carolina 28208
A/R Records Charlotte, North Carolina: (see address above)

(Operating Division) Springfield, Ohio
               1600 East Pleasant Avenue
               Springfield, Ohio 45505
A/R Records Springfield, Ohio: (see address above)

(Operating Division) Chester, South Carolina
               100 Industrial Park Boulevard
               Chester, South Carolina 29708
A/R Records Chester, South Carolina: (see address above)
------------------------
BorgWarner Turbo Systems Inc.
(Executive Office):
6040 West 62nd Street
Indianapolis, Indiana 46278
A/R Records: N/A

(Operating Division) Rothbury, Michigan
               7989 Michigan Avenue
               Rothbury, Michigan 49452
A/R Records Rothbury, Michigan: (see address above)

(Operating Division) Spring Lake, Michigan
               17150 Hickory
               Spring Lake, Michigan 49456
A/R Records Spring Lake, Michigan: (see address above)

(Operating Division) Asheville, North Carolina
               P.O. Box 15075
               Asheville, North Carolina 28813
A/R Records Asheville, North Carolina: (see address above)


------------------------
BWA Receivables Corporation
200 South Michigan Avenue
Chicago, Illinois 60604
A/R Records: N/A

------------------------
BorgWarner Cooling Systems Inc.
(Executive Office and Tech Center):
19218 B Drive South
Marshall, Michigan 49245
A/R Records: N/A

(Operating Division) Cadillac, Michigan
               1100 West Wright Street
               Cadillac, Michigan 49601
A/R Records: Cadillac, Michigan: (see address above)

(Operating Division) Fletcher, North Carolina
(remanufacturing)       269 Cane Creek Road
               Fletcher, North Carolina 28732
A/R Records: Fletcher, North Carolina

(Operating Division) Gainesville, Georgia
               1233 Palmour Drive
               Gainesville, Georgia 30501
A/R Records Gainesville, Georgia: (see address above)

Sales Office:
26101 Southwestern Highway
Southfield, MI 48076
A/R Records: N/A

                                     Exhibit H
                                         to
                             Receivables Loan Agreement

Borrower's and Borg-Warner Entities' Corporate Names; Trade Names
Assumed Names

1.)  BorgWarner Inc.

2.)  BorgWarner TorqTransfer Systems Inc.

3.)  BorgWarner Diversified Transmission Products Inc.

4.)  BorgWarner Air/Fluid Systems Inc.

5.)  BorgWarner Morse TEC Inc.
     -Morse Chain Systems

6.)  BorgWarner Transmission Systems Inc.

7.)  BorgWarner Turbo Systems Inc.

8.)  BorgWarner Fuel Systems Inc.

9.)  BorgWarner Cooling Systems Inc.
                                      Annex II
                                     Exhibit D
                                         To
                           Receivables Purchase Agreement
           List of Principal Places  of Business and Location
                               of Records

BorgWarner Inc.
(Headquarters)
200 South Michigan Avenue
Chicago, Illinois 60604
A/R Records: N/A

-----------------------------
BorgWarner Diversified Transmission Products Inc.
(Executive Office):
6690 18 _ Mile Road
Sterling Heights, MI 48314
A/R Records: N/A

(Operating Division) Muncie, Indiana
               5401 Kilgore Avenue
               Muncie, IN 47304
A/R Records: Muncie, Indiana (see address above)

------------------------
BorgWarner Air/Fluid Systems Inc.
(Executive Office):
11955 East Nine Mile Road
Warren, MI 48089
A/R Records: N/A

(Operating Division) Dixon, Illinois
               1350 Franklin Road
               Dixon, Illinois 61021
A/R Records: Dixon, Illinois (see address above)


(Operating Division) Water Valley, Mississippi
               State Highway 32
               Water Valley, Mississippi 38965
A/R Records: Water Valley, Mississippi (see address above)

(Operating Division) Sallisaw, Oklahoma
               1300 South Opdyke
               Sallisaw, Oklahoma 74955
A/R Records: Sallisaw, Oklahoma (see address above)

---------------------
BorgWarner TorqTransfer Systems Inc.
(Executive Office):
6690 18 _ Mile Road
Sterling Heights, Michigan 48314
A/R Records: N/A

(Operating Division) Seneca, South Carolina
               15545 Wells Highway
               Seneca, South Carolina 29678
A/R Records: Seneca, South Carolina (see address above)

(Operating Division) Longview, Texas
               Rt. 3 Box 168
               Highway 349
               Longview, Texas 75603
A/R Records: Longview, Texas (see address above)

----------------------
BorgWarner Morse TEC Inc.
(Executive Office):
800 Warren Road
Ithaca, NY 14850
A/R Records: N/A

Sales Office
301 W. Big Beaver Road
Troy, MI 48084
A/R Records: N/A

(Operating Division) Ithaca, New York
               800 Warren Road
               Ithaca, New York 14850
A/R Records: Ithaca, New York (see address above)

----------------------
BorgWarner Transmission Systems Inc.
(Executive Office):
11 South Eisenhower Lane
Lombard, IL 60148
A/R Records: N/A

Advanced Technology Center
11 South Eisenhower Lane
Lombard, IL 60148
A/R Records: N/A

North American Sales Office
301 W. Big Beaver Road
Troy, MI 48084
A/R Records: N/A

(Operating Division):Bellwood, Illinois
               700 25th Avenue
               Bellwood, Illinois 60104
A/R Records: Bellwood, Illinois (see address above)

(Operating Division):Frankfort, Illinois
               300 South Maple Street
               Frankfort, Illinois 60423
A/R Records: Frankfort, Illinois (see address above)

(Operating Division): Coldwater, Michigan
               575 Race Street
               Coldwater, Michigan 49036
A/R Records: Coldwater, Michigan (see address above)

----------------------------------

BorgWarner Fuel Systems Inc.
(Executive Office and Warehouse):
600 3 Mile Road, N.W.
Grand Rapids, MI 49544
A/R Records: N/A
(Operating Division) Walker, Michigan
               1988 Alpine Ave.
               Grand Rapids, Michigan 49544
A/R Records Walker, Michigan: (see address above)

(Operating Division) White Pigeon, Michigan
               600 South Miller Avenue
               White Pigeon, Michigan 49099
A/R Records White Pigeon, Michigan: (see address above)

(Operating Division) Buffalo, New York
               3774 Lake Shore Road
               Buffalo, New York 14219
A/R Records Buffalo, New York: (see address above)

(Operating Division) Charlotte, North Carolina
               5019 Hovis Road
               Charlotte, North Carolina 28208
A/R Records Charlotte, North Carolina: (see address above)

(Operating Division) Springfield, Ohio
               1600 East Pleasant Avenue
               Springfield, Ohio 45505
A/R Records Springfield, Ohio: (see address above)

(Operating Division) Chester, South Carolina
               100 Industrial Park Boulevard
               Chester, South Carolina 29708
A/R Records Chester, South Carolina: (see address above)
------------------------
BorgWarner Turbo Systems Inc.
(Executive Office):
6040 West 62nd Street
Indianapolis, Indiana 46278
A/R Records: N/A

(Operating Division) Rothbury, Michigan
               7989 Michigan Avenue
               Rothbury, Michigan 49452
A/R Records Rothbury, Michigan: (see address above)

(Operating Division) Spring Lake, Michigan
               17150 Hickory
               Spring Lake, Michigan 49456
A/R Records Spring Lake, Michigan: (see address above)

(Operating Division) Asheville, North Carolina
               P.O. Box 15075
               Asheville, North Carolina 28813
A/R Records Asheville, North Carolina: (see address above)


------------------------
BWA Receivables Corporation
200 South Michigan Avenue
Chicago, Illinois 60604
A/R Records: N/A

------------------------
BorgWarner Cooling Systems Inc.
(Executive Office and Tech Center):
19218 B Drive South
Marshall, Michigan 49245
A/R Records: N/A

(Operating Division) Cadillac, Michigan
               1100 West Wright Street
               Cadillac, Michigan 49601
A/R Records: Cadillac, Michigan: (see address above)

(Operating Division) Fletcher, North Carolina
(remanufacturing)       269 Cane Creek Road
               Fletcher, North Carolina 28732
A/R Records: Fletcher, North Carolina

(Operating Division) Gainesville, Georgia
               1233 Palmour Drive
               Gainesville, Georgia 30501
A/R Records Gainesville, Georgia: (see address above)

Sales Office:
26101 Southwestern Highway
Southfield, MI 48076
A/R Records: N/AExhibit E
to
Receivables Purchase Agreement

Corporate Names; Trade Names; Assumed Names; Assumed Names


1.)  BorgWarner Inc.

2.)  BorgWarner TorqTransfer Systems Inc.

3.)  BorgWarner Diversified Transmission Products Inc.

4.)  BorgWarner Air/Fluid Systems Inc.

5.)  BorgWarner Morse TEC Inc.
     -Morse Chain Systems

6.)  BorgWarner Transmission Systems Inc.

7.)  BorgWarner Turbo Systems Inc.

8.)  BorgWarner Fuel Systems Inc.

9.)  BorgWarner Cooling Systems Inc.